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                                  EXHIBIT 23.1

       Consent of Jones & Kirkpatrick, P.C., Independent Registered Public
                                Accounting Firm

We consent to the incorporation by reference in the Registration Statements (Nos. 333-4534, 333-4536, 333-4538, and 333-85705) on Form S-8 of SouthFirst
Bancshares, Inc. of our report dated November 10, 2004, with respect to the consolidated financial statements of SouthFirst Bancshares, Inc. included in the Annual Report (Form 10-KSB) for the year ended September 30, 2004.

                                           /s/ Jones & Kirkpatrick, P.C.

Birmingham, Alabama
January 6, 2005